Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of March 13, 2013, is made by and among Sorrento Therapeutics, Inc., a Delaware corporation (the “Company”), and each of the Investors listed on EXHIBIT A-1 attached hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the Investors desire to acquire from the Company, and the Company desires to issue and sell to the Investors, in the manner and on the terms and conditions hereinafter set forth, an aggregate of 35,658,305 shares of common stock, $0.0001 par value, of the Company (the “Common Stock”, and such shares, the “Shares”).

NOW, THEREFORE, in consideration of these premises, the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Company and each of the Investors hereby agree as follows:

SECTION I

DEFINITIONS.

The following terms when used in this Agreement have the following respective meanings:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” means with respect to any Person, any (i) officer, director, partner or holder of more than ten percent (10%) of the outstanding shares or equity interests of such Person, (ii) any relative of such Person, or (iii) any other Person which directly or indirectly controls, is controlled by, or is under common control with such Person. A Person will be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the “Controlled” Person, whether through ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the preamble hereto.

“Business Day” means a day other than Saturday, Sunday or statutory holiday in the State of California and in the event that any action to be taken hereunder falls on a day which is not a Business Day, then such action shall be taken on the next succeeding Business Day.

“Bylaws” means the Amended and Restated Bylaws of the Company, as in effect on the date of this Agreement.

“Certificate of Incorporation” means the Certificate of Incorporation of the Company, as amended and restated and as on file with the Secretary of State of the State of Delaware on the date of this Agreement.

“Closing” has the meaning set forth in Section 3.1 hereof.

“Closing Date” has the meaning set forth in Section 3.1 hereof.

“Common Stock” has the meaning set forth in the recitals hereto.

“Company” has the meaning set forth in the preamble hereto.

“Computershare” has the meaning set forth in Section 3.2(a) hereof.

“Designated Securities” has the meaning set forth in Section 5.1.2(b)(ii) hereof.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means the United States, any state or municipality, the government of any foreign country, any subdivision of any of the foregoing, or any authority, department, commission, board, bureau, agency, court, or instrumentality of any of the foregoing.

“Instruction Letter” has the meaning set forth in Section 3.2(a) hereof.

“Investor(s)” has the meaning set forth in the preamble hereto.

“Knowledge of the Company” means the actual knowledge of the officers of the Company after due and diligence inquiry of the employees or agents of the Company reasonably believed to have knowledge of such matters.

“Lien” means any mortgage, lien, pledge, security interest, easement, conditional sale or other title retention agreement, or other encumbrance of any kind.

“Material Adverse Effect” means a change or effect in the condition (financial or otherwise), properties, assets, liabilities, rights, operations or business of the Company which change or effect, individually or in the aggregate, could reasonably be expected to be materially adverse to such condition, properties, assets, liabilities, rights, operations or business.

“May 2012 Agreement” means that certain Amended and Restated Stock Purchase Agreement, dated May 14, 2012, by and among the Company and the investors named therein.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, or Governmental Authority.

“Purchase Price” means $0.18 per Share.

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The terms “Register,” “Registered” and “Registration” refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act (“Registration Statement”), and the declaration or ordering of the effectiveness of such Registration Statement.

“Registrable Securities” shall mean the Shares beneficially owned by the Investors, and any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 5.1 and 5.2 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and fees and disbursements, in an aggregate amount not to exceed $30,000, of not more than one (1) special counsel for the Investors, blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

“Rule 144” has the meaning set forth in Section 4.3.

“SEC” means the United States Securities and Exchange Commission.

“SEC Filings” has the meaning set forth in Section 4.2(d) hereof.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement, other than the fees and disbursements of one (1) special counsel for the Investors registering securities in any given registration as provided in the definition of “Registration Expenses” above.

“Shares” has the meaning set forth in the recitals hereto.

“Stockholders” mean the record holders of shares of capital stock of the Company.

“Underwriter’s Representative” has the meaning set forth in Section 5.3.2(a) hereof.

SECTION II

PURCHASE AND SALE OF COMMON STOCK.

2.1 Issuance and Purchase of Common Stock. At the Closing, based upon the representations, warranties, covenants and agreements of the parties set forth in this Agreement, the Company issued and sold to each Investor identified on EXHIBIT A-1 attached hereto, and each such Investor purchased from the Company, that number of Shares set forth opposite such Investor’s name on EXHIBIT A-1 attached hereto. At the Closing, the Company delivered to each such Investor a copy of the Instruction Letter against payment of the purchase price set forth opposite such Investor’s name on EXHIBIT A-1.

2.2 Payment for Common Stock. At the Closing, for all of the Shares issued, the Investor participating in the Closing shall pay to the Company, in the aggregate, the amount obtained by multiplying the Purchase Price by the number of Shares set forth opposite such

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Investor’s name on EXHIBIT A-1. The Investors shall pay the purchase price for the Shares by wire transfers of immediately available funds to an account designated in writing by the Company.

SECTION III

THE CLOSING.

3.1 Closing. The closing of the issuance and sale of the Shares referred to on EXHIBIT A-1 pursuant to Section 2.1 hereof (the “Closing”) took place contemporaneously with the execution of the Stock Purchase Agreement by the Company and the Investors participating in the Closing at the offices of Latham & Watkins LLP, in San Diego, CA on March 13, 2013 (the “Closing Date”).

3.2 Deliveries by the Company. At the Closing, the Company shall deliver or cause to be delivered to the Investors participating in the Closing the following items (in addition to any other items required to be delivered to the Investors pursuant to any other provision of this Agreement):

(a) a copy of an instruction letter to Computershare Trust Company, N.A., the transfer agent for the Common Stock, or such successor transfer agent for the Common Stock (in either event, “Computershare”), duly executed by an officer of the Company directing Computershare to promptly issue certificates representing the Shares being issued and sold by the Company to the Investors pursuant to Section 2.1 hereof, duly recorded on the books of the Company in the names of each of the Investors as set forth on EXHIBIT A-1 (bearing a legend that such securities have not been registered under the 1933 Act or any state securities laws) and shall deliver each such letter to Computershare (the “Instruction Letter”); and

(b) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Company dated within five (5) Business Days prior to the Closing Date.

3.3 Deliveries by the Investors. At the Closing, each of the Investors participating in the Closing shall deliver or cause to be delivered to the Company (in addition to any other items required to be delivered to the Company pursuant to any other provision of this Agreement), a payment by wire transfer of immediately available funds necessary to satisfy each Investor’s obligations to the Company under Section 2.2 hereof and to result in payment to the Company of the applicable purchase price.

SECTION IV

REPRESENTATIONS AND WARRANTIES.

4.1 Representations and Warranties of the Company. In order to induce each of the Investors to purchase the Shares that it is purchasing hereunder, the Company represents and warrants to each of the Investors as of the Closing Date as follows:

(a) Organization and Standing. The Company is duly incorporated and validly existing under the laws of the State of Delaware, and has all requisite corporate power and

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authority to own or lease its properties and assets and to conduct its business as it is presently being conducted. As of immediately prior to the Closing, the Company did not own any equity interest, directly or indirectly, in any other Person or business enterprise. The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect upon its assets, properties, financial condition, results of operations or business. As of the Closing, the Company’s only subsidiary is Sorrento Therapeutics, Inc. Hong Kong Limited, a wholly-owned subsidiary.

(b) Capitalization. As of the Closing Date, the authorized capital stock of the Company was 600,000,000 shares, consisting of (i) 500,000,000 shares of Common Stock, of which 300,437,135 shares were issued and outstanding as of immediately prior to the Closing and 10,667,500 were reserved for issuance pursuant to outstanding stock options and warrants, and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share, of which no shares were issued and outstanding as of immediately prior to the Closing. The Company has no other class or series of equity securities authorized, issued, reserved for issuance or outstanding. Except as set forth herein and in the SEC Filings, there are (x) no outstanding options, offers, warrants, conversion rights, contracts or other rights to subscribe for or to purchase from the Company, or agreements obligating the Company to issue, transfer, or sell (whether formal or informal, written or oral, firm or contingent), shares of capital stock or other securities of the Company (whether debt, equity, or a combination thereof) or obligating the Company to grant, extend, or enter into any such agreement and (y) no agreements or other understandings (whether formal or informal, written or oral, firm or contingent) which require or may require the Company to repurchase any of its Common Stock. Except pursuant to the May 2012 Agreement, there are no preemptive or similar rights with respect to the Company’s capital stock. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders). The Company is not a party to, and, to the Knowledge of the Company, no Stockholder is a party to, any voting agreements, voting trusts, proxies or any other agreements, instruments or understandings with respect to the voting of any shares of the capital stock of the Company, or any agreement with respect to the transferability, purchase or redemption of any shares of the capital stock of the Company. The issue and sale of the Shares to the Investors does not obligate the Company to issue any shares of capital stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The outstanding Common Stock is all duly and validly authorized and issued, fully paid and nonassessable.

(c) Capacity of the Company; Authorization; Execution of Agreements. The Company has all requisite corporate power, authority and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement by the Company, and the performance by the Company of the transactions and obligations contemplated hereby, including, without limitation, the issuance and delivery of the Shares to the Investors hereunder, have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by a duly authorized officer of the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of the

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United States (both state and federal), affecting the enforcement of creditors’ rights or remedies in general from time to time in effect and the exercise by courts of equity powers or their application of principles of public policy.

(d) Status of Shares. The Shares being issued and purchased hereunder, all of which are to be issued by the Company to the Investors and paid for by the Investors pursuant to the terms of this Agreement, are and will be, when issued, (i) duly authorized, validly issued, fully paid and nonassessable, (ii) issued in compliance with all applicable United States federal and state securities laws, (iii) subject to restrictions under this Agreement, and applicable United States federal and state securities laws, have the rights and preferences set forth in the Certificate of Incorporation, and (iv) free and clear of all Liens (except for any Liens imposed on such Shares, directly or indirectly, by the Investors).

(e) Conflicts; Defaults. The execution and delivery of this Agreement by the Company and the performance by the Company of the transactions and obligations contemplated hereby and thereby to be performed by it do not (i) violate, conflict with, or constitute a default under any of the terms or provisions of, the Certificate of Incorporation, the Bylaws, or any provisions of, or result in the acceleration of any obligation under, any contract, note, debt instrument, security agreement or other instrument to which the Company is a party or by which the Company, or any of its assets, is bound; (ii) result in the creation or imposition of any Liens (except for any Liens imposed, directly or indirectly, by the Investors) or claims upon the Company’s assets or upon any of the shares of capital stock of the Company; (iii) constitute a violation of any law, statute, judgment, decree, order, rule, or regulation of a Governmental Authority applicable to the Company; or (iv) constitute an event which, after notice or lapse of time or both, would result in any of the foregoing. The Company is not presently in violation of its Certificate of Incorporation or Bylaws.

(f) SEC Filings. The SEC Filings, when filed, complied in all material respects with the requirements of Section 13 or 15(d) of the 1934 Act, as applicable, did not, as of the dates when filed, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The SEC Filings are all of the filings that the Company was required to file with the SEC during the periods covered thereby and all such filings were made on a timely basis when due. The financial statements of the Company included in the SEC Filings complied in all material respects with the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods covered by such financial statements, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and for the periods indicated, and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject and which are required to be disclosed pursuant to the 1934 Act are included as part of or specifically identified in the SEC Filings.

(g) Material Changes. Since the date of the latest audited financial statements included within the SEC Filings, except as disclosed in the SEC Filings, (i) there has been no

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event that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of the business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP as required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except as disclosed in reports filed with the SEC pursuant to Section 16 of the 1934 Act.

(h) Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against the Company.

(i) Brokers, Finders, and Agents. The Company is not, directly or indirectly, obligated to anyone acting as broker, finder or in any other similar capacity in connection with this Agreement or the transactions contemplated hereby. No Person has or, immediately following the consummation of the transactions contemplated by this Agreement, will have, any right, interest or valid claim against the Company or, as a result of any action or inaction by the Company, the Investors, in either case for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement, nor are there any brokers’ or finders’ fees or any payments or promises of payment of similar nature, however characterized, that have been paid or that are or may become payable in connection with the transactions contemplated by this Agreement, as a result of any agreement or arrangement made by the Company.

(j) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or Bylaws that is or could become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation, as a result of the Company’s issuance of the Shares and the Investors’ ownership of the Shares.

(k) Absence of Businesses. The Company has not engaged in any business and the Company has no liability or obligation of any kind or nature other than liabilities or obligations that are disclosed in an SEC Filing or that ordinarily and customarily relate to the maintenance of a public company.

(l) Disclosure. All written disclosure materials provided to the Investors regarding the Company, its business and the transactions contemplated hereby furnished by or on behalf of the Company are true and correct in all material respects and as otherwise contemplated in this Agreement and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not misleading. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company, but which has not been so publicly announced or disclosed.

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(m) Rule 144 Eligibility. The Company (i) has ceased to be a shell company as defined in Rule 405 of the 1933 Act, (ii) is subject to the reporting requirements of Section 13 or 15(d) of the 1934 Act, (iii) has filed all reports and other materials required to be filed by Section 13 or Section 15(d) of the 1934 Act, as applicable, during the preceding 12 months, other than Form 8-K reports, and (iv) has filed current Form 10 information with the SEC reflecting its status as an entity that is no longer a shell company as defined in Rule 405 of the 1933 Act, and more than one year has elapsed from the date that the Company filed such Form 10 information with the SEC.

(n) Notice Requirements. As of the Closing Date, the Company has complied with all notice requirements and has otherwise performed all actions required pursuant to Section 2.1 above and Section 5.1.1 of the May 2012 Agreement.

(o) Use of Proceeds. The Company will use the net proceeds from the sale of the Common Stock pursuant to this Agreement for research and development, working capital and general corporate purposes.

4.2 Representations and Warranties of the Investors. Each of the Investors hereby severally, but not jointly, represents and warrants to the Company as of the Closing Date, as follows:

(a) Investment Intent. The Shares being purchased by the Investor hereunder are being purchased for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act. The Investor understands that such Shares have not been registered under the 1933 Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof and/or the provisions of Rule 506 of Regulation D promulgated thereunder, and under the securities laws of applicable states and agrees to deliver to the Company, if requested by the Company, an investment letter in customary form. The Investor further understands that the certificates representing such Shares bear a legend substantially similar to the following and agrees that it will hold such Shares subject thereto:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED DIRECTLY OR INDIRECTLY FROM THE ISSUER WITHOUT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ARE RESTRICTED SECURITIES AS THAT TERM IS DEFINED UNDER RULE 144 PROMULGATED UNDER THE ACT. THESE SHARES MAY NOT BE SOLD, PLEDGED, TRANSFERRED, DISTRIBUTED OR OTHERWISE DISPOSED OF IN ANY MANNER (“TRANSFER”) UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE SECURITIES LAWS, OR UNLESS THE REQUEST FOR TRANSFER IS ACCOMPANIED BY A FAVORABLE OPINION OF

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COUNSEL, REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT THE TRANSFER WILL NOT RESULT IN A VIOLATION OF THE ACT OR ANY APPLICABLE SECURITIES LAWS.

(b) Capacity of the Investor; Execution of Agreement. Such Investor has all requisite power, authority and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. The execution and delivery of this Agreement, and the performance by the Investor of the transactions and obligations contemplated hereby, have been duly authorized by all requisite corporate or individual, as the case may be, action of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding agreement of the Investor, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws, both state and federal, affecting the enforcement of creditors’ rights or remedies in general from time to time in effect and the exercise by courts of equity powers or their application of principles of public policy.

(c) Accredited Investor/Qualified Institutional Buyer. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act or a “qualified institutional buyer” within the meaning of Rule 144A(a)(1) promulgated under the 1933 Act.

(d) Suitability and Sophistication. The Investor has (i) such knowledge and experience in financial and business matters that it is capable of independently evaluating the risks and merits of purchasing the Shares it is purchasing; (ii) independently evaluated the risks and merits of purchasing such Shares and has independently determined that the Shares are a suitable investment for it; and (iii) sufficient financial resources to bear the loss of its entire investment in such Shares. The Investor has had an opportunity to review: the Company’s annual report on Form 10-K for the year ended December 31, 2011, the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012, the Company’s current reports on Form 8-K filed with the SEC on January 5, 2012, February 29, 2012, May 14, 2012, September 7, 2012, September 27, 2012, October 18, 2012, January 11, 2013 and March 13, 2013 and other filings made by the Company under Section 13(a) of the 1934 Act since September 20, 2009 (the “SEC Filings”).

(e) Brokers, Finders, and Agents. The Investor is not, directly or indirectly, obligated to anyone acting as broker, finder, or in any other similar capacity in connection with this Agreement or the transactions contemplated hereby. No Person has or, immediately following the consummation of the transactions contemplated by this Agreement, will have, any right, interest or valid claim against the Company or the Investor for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement, nor are there any brokers’ or finders’ fees or any payments or promises of payment of similar nature, however characterized, that have been paid or that are or may become payable in connection with the transactions contemplated by this Agreement, as a result of any agreement or arrangement made by the Investor.

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(f) Nationality; Residence. Except as may be set forth on EXHIBIT A-1, each Investor is a citizen of the United States of America and a resident of, or organized within, the state set forth underneath such Investor’s name on EXHIBIT A-1 attached to this Agreement.

(g) General Solicitation. The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.3 Rule 144. Each Investor acknowledges that the Shares it will be purchasing must be held indefinitely unless subsequently registered under the 1933 Act or unless an exemption from such registration is available. Except as set forth in Section 5.3 below, each Investor acknowledges that the Company is neither obligated, nor has the present intention, to register the Shares for resale pursuant to a registration statement filed with the SEC. Each of the Investors is aware of the provisions of Rule 144 promulgated under the 1933 Act (“Rule 144”) which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Company shall use all commercially reasonable efforts to file all periodic and current reports of the Company with the SEC that are necessary in order to permit the Investors to resell their Shares pursuant to Rule 144. At the time an Investor’s Shares become eligible for resale under the 1933 Act, upon the request of an Investor, the Company shall use all commercially reasonable efforts to permit such Investor to resell such Shares in a public and/or private transaction, including, without limitation, by coordinating with the Investor and Computershare to have any restrictive legends relating to the 1933 Act removed from such Shares; provided, however, that the Company shall be permitted to request a legal opinion from counsel to such Investor as to the eligibility of the Shares to be resold pursuant to Rule 144 or another exemption under the 1933 Act.

4.4 Qualified Small Business Stock. The Company and the Investors intend that the Shares shall constitute “qualified small business stock,” as defined under Section 1202(c) of the Internal Revenue Code of 1986, as amended.

SECTION V

CERTAIN COVENANTS OF THE COMPANY.

5.1 Piggy-Back Registration Rights.

5.1.1 Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, in the event the Company decides to Register any of its capital stock (either for its own account or the account of any security holder or holders) on a form (other than a Registration on Form S-4 and Form S-8, as those forms are issued by the SEC or any substantially similar forms then in effect) that would be suitable for a Registration involving solely Registrable Securities, the Company will: (i) promptly give each Investor written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Investor within fifteen (15) days after delivery of such written notice from the Company.

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5.1.2 Underwriting in Piggyback Registration.

(a) Notice of Underwriting in Piggyback Registration. If the Registration of which the Company gives notice pursuant to Section 5.1.1 is for a Registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section 5.1.1. In such event the right of any Investor to Registration shall be conditioned upon such underwriting and the inclusion of such Investor’s Registrable Securities in such underwriting to the extent provided in this Section 5.1. All Investors proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the underwriter selected by the Company (the “Underwriter’s Representative”) for such offering. The Investors shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 5.1.

(b) Marketing Limitation in Piggyback Registration. In the event the Underwriter’s Representative advises the Investors seeking Registration of Registrable Securities pursuant to this Section 5.1 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter’s Representative (subject to the allocation priority set forth in Section 5.1.2(c)) may:

i. in the case of the Company’s first Registered public offering after the date hereof, exclude some or all Registrable Securities from such Registration and underwriting; and

ii. in the case of any subsequent registered public offering, limit the number of shares of Registrable Securities (together with any shares to be Registered pursuant to the May 2012 Agreement, collectively, the “Designated Securities”), to be included in such Registration and underwriting to not less than thirty percent (30%) of the securities included in such Registration (based on aggregate market values); provided that the only securities included in such Registration are those offered by the Company and/or the Designated Securities.

(c) Allocation of Shares in Piggyback Registration. In the event that the Underwriter’s Representative limits the number of shares to be included in a Registration pursuant to Section 5.1.2(b), the number of shares to be included in such Registration shall be allocated (subject to Section 5.1.2(b)) in the following manner: The number of shares, if any, that may be included in the Registration and underwriting by selling stockholders shall first be allocated among all the requesting Investors pro rata according to the respective amounts of Designated Securities entitled to be included in such offering by such requesting Investors and then among all other holders of securities other than Designated Securities requesting and legally entitled to include shares in such Registration, in proportion, as nearly as practicable, to the respective amounts of securities (including Designated Securities) which such Investors and such

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other holders would otherwise be entitled to include in such Registration. No Designated Securities or other securities excluded from the underwriting by reason of this Section 5.1.2(c) shall be included in the Registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company or the Underwriter’s Representative may round the number of shares allocated to any Investor to the nearest one hundred (100) shares.

(d) Withdrawal in Piggyback Registration. If any Investor disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven (7) Business Days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

5.1.3 Blue Sky in Piggyback Registration. In the event of any Registration of Registrable Securities pursuant to this Section 5.1, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

5.2 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 5.1, the Company will:

5.2.1 Bear all Registration Expenses incurred in connection with Section 5.1. All Selling Expenses relating to securities held by stockholders and being sold in any Registration shall be borne by the respective holders of such securities Registered pro rata on the basis of the number of shares registered.

5.2.2 Keep each Investor whose Registrable Securities are included in any Registration pursuant to this Agreement advised as to the initiation and completion of such Registration. At its expense the Company will: (i) use its commercially reasonable efforts to keep such Registration effective for a period of one hundred twenty (120) days or until the Investor or Investors have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; and (ii) furnish such number of prospectuses (including preliminary prospectuses) in conformity with the Securities Act and such other documents as an Investor from time to time may reasonably request. With respect to clause (i) of the preceding sentence, the Company may at any time upon written notice to the participating Investors delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Investors hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during such time) if the Company reasonably believes that the Company may, in the absence of such delay or suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have an adverse effect upon the Company, its stockholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions, or proposals directly relating thereto.

12

5.2.3 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the periods specified in Section 5.2.2 above;

5.2.4 Promptly notify each Investor of Registrable Securities covered by the registration statement at any time when the Company becomes aware of the happening of any event as a result of which the registration statement or the prospectus included in such registration statement or any supplement to the prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the registration statement or the prospectus in order to comply with the Securities Act, whereupon, in either case, each Investor shall immediately cease to use such registration statement or prospectus for any purpose and, as promptly as practicable thereafter, the Company shall prepare and file with the SEC, and furnish without charge to the appropriate Investors and managing underwriters, if any, a supplement or amendment to such registration statement or prospectus which will correct such statement or omission or effect such compliance and such copies thereof as the Investors and any underwriters may reasonably request;

5.2.5 Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions except as may be required by law; and

5.2.6 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Investor participating in such underwriting shall also enter into and perform its obligations under such an agreement.

5.3 Information Furnished by Investor. It shall be a condition precedent of the Company’s obligations under Sections 5.1 and 5.2 of this Agreement that each Investor holding Registrable Securities to be included in any Registration furnish to the Company such information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request.

5.4 Termination of Registration Rights. The Registration rights set forth in Sections 5.1 and 5.2 shall terminate upon the earlier of (a) seven (7) years after the date hereof or (b) when such Investor is entitled to sell all of such Investor’s Registrable Securities without volume restriction pursuant to Rule 144.

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SECTION VI

MISCELLANEOUS.

6.1 Waivers and Amendments. This Agreement may be amended or modified in whole or in part only by a writing which makes reference to this Agreement executed by each Investor and the Company. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by any party of any violation of, breach of, or default under any provision of this Agreement or any other agreement provided for herein shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreement provided for herein.

6.2 Entire Agreement. This Agreement (together with the Exhibits hereto) and the other agreements and instruments expressly provided for herein, together set forth the entire understanding of the parties hereto and supersede in their entirety all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, among the parties with respect to the subject matter hereof.

6.3 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the internal substantive laws of the State of California without giving effect to the principles of conflicts of law thereof. Each of the parties hereto irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in any California state or federal court sitting in San Diego County, California (or, if such court lacks subject matter jurisdiction, in any appropriate California state or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.

6.4 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT EACH HAS REVIEWED OR HAD THE OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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6.5 Public Announcements. Except as provided below in this Section 6.5, none of the parties hereto shall publicly disclose the execution, delivery or contents of this Agreement other than (i) with the prior written consent of the other parties hereto, or (ii) as required by any applicable law (including for the purpose of holding stockholder or stockholder meetings and proxies therefor), the applicable rules of any stock exchange, or any Governmental Authority. Without limiting the foregoing, the parties understand that this Agreement, and a summary hereof, will be publicly filed by the Company with the SEC and that the Company may issue press releases and/or public statements with respect to this Agreement. Nothing contained herein shall prohibit the Company from making any such disclosure if required by any applicable law or any Governmental Authority.

6.6 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and be deemed to have been duly given (a) when personally delivered or sent by facsimile transmission (the receipt of which is confirmed in writing), (b) one Business Day after being sent by a nationally recognized overnight courier service or (c) five Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

If to the Company:	Sorrento Therapeutics, Inc.
6042 Cornerstone Ct. West, Suite B
San Diego, CA 92121
Attn: Henry Ji, Ph.D., President & CEO
Facsimile: (858) 210-3759

with courtesy copies	Cheston J. Larson
(not constituting notice) to:	Latham & Watkins LLP
12636 High Bluff Dr., Suite 400
San Diego, CA 92130
Facsimile: (858) 523-5450

if to Investors:

At the addresses set forth below each Investor’s name on EXHIBIT A-1 or attached hereto.

Any party by written notice to the other may change the address or the persons to whom notices or copies thereof shall be directed.

6.7 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument. Any facsimile, scanned or e-mailed copy of this Agreement will be deemed an original for all purposes and any facsimile, scanned or e-mailed copy of an original written signature shall be deemed to have the same effect as an original written signature.

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6.8 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Company may not assign or transfer its rights hereunder without the prior written consent of the Investors and no Investor may assign or transfer its rights hereunder without the prior written consent of the Company.

6.9 Third Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their successors and assigns any rights or remedies under or by reason of this Agreement.

6.10 Exhibits. The Exhibits attached to this Agreement are incorporated herein and shall be part of this Agreement for all purposes.

6.11 Expenses. Each party shall bear and pay all of the legal, accounting and other costs and expenses incurred by it in connection with the transactions contemplated by this Agreement.

6.12 Headings. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

6.13 Interpretation. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

[Signature Page Follows]

16

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

COMPANY:

Sorrento Therapeutics, Inc.

By:	/s/ Henry Ji
Name:	Henry Ji, Ph.D.
Title:	President and CEO

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

IVC Intervest LLLP

By:	/s/ Glenn L. Halpryn
Name:	Glenn L. Halpryn
Title:	Vice President

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Prine Intervest Limited

By:	/s/ Glenn L. Halpryn
Name:	Glenn L. Halpryn
Title:	Vice President

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Chen

By:	/s/ Jiahui Chen
Name:	Jiahui Chen
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Ms. Guo

By:	/s/ Ling Guo
Name:	Ling Guo
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Jiao

By:	/s/ Yong Jiao
Name:	Yong Jiao
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Li

By:	/s/ Kaijian Li
Name:	Kaijian Li
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Oster

By:	/s/ Jeffrey Oster
Name:	Jeffrey Oster
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Dr. Shah

By:	/s/ Mahendra Shah
Name:	Mahendra Shah
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Ms. Wang

By:	/s/ Zongyan Wang
Name:	Zongyan Wang
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Yang

By:	/s/ Guang Yang
Name:	Guang Yang
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Yang

By:	/s/ Weiping Yang
Name:	Weiping Yang
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Yu

By:	/s/ Long Yu
Name:	Long Yu
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Yu

By:	/s/ Lucino Yu
Name:	Mr. Yu, Lucino
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Yuan

By:	/s/ Chong Sheng Yuan
Name:	Chong Sheng Yuan
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Zhang

By:	/s/ Dong Zhang
Name:	Dong Zhang
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Ms. Zhang

By:	/s/ Guifeng Zhang
Name:	Guifeng Zhang
Title:	Investor

COUNTERPART SIGNATURE PAGES TO

STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Agreement as of the date first above written.

INVESTOR:

Mr. Zhou

By:	/s/ Jiuying Zhou
Name:	Jiuying Zhou
Title:	Investor

Exhibit A-1

Closing

Schedule of Investors

Name, Address and State of Residence or Organization	Number of Shares Purchased	Purchase Price

IVC Intervest LLLP, investor	555,556	$100,000.08
Attn: Mr. Glenn L. Halpryn
4400 Biscayne Boulevard
Suite 950
Miami, Florida 33137-3212
Telephone: (305) 573-4112

Prine Intervest Limited, investor	555,556	$100,000.08
Attn: Mr. Glenn L. Halpryn
4400 Biscayne Boulevard
Suite 950
Miami, Florida 33137-3212
Telephone: (305) 573-4112

Mr. Chen, investor	5,555,556	$1,000,000.08
Attn: Mr. Chen, Jiahui
Building F, Room 901
Du Shi Hua Ting Hui Jing Ge
Xilin South Road
Hohhot Huimin District, Inner Mongolia 010010
P. R. China
Tel: 011-86-13347136565

Ms. Guo, investor	8,702,745	$1,566,494.10
Attn: Ms. Guo, Ling
Bldg 3, 306 Room, Jiumichang; Guxi Lu, Gulou District
Fuzhou, Fujian Province
P. R. China
Telephone: 011-86-18616213863

Mr. Jiao, investor	1,111,112	$200,000.16
Attn: Mr. Jiao, Yong
Room 606, Building 15
Wan Ke Xing Yuan
Yang Shan Road
Chao Yang District
Beijing, P.R. China

Mr. Li, investor	3,500,000	$630,000.00
Attn: Mr. Li, Kaijian
Room1802
Zhongguancun Technology Development Tower C Block
Haidian District, Beijing 100081
P. R. China

Mr. Oster, investor	1,000,000	$180,000.00
Attn: Mr. Oster, Jeffrey
8339 SE 57th Street
Mercer Island, WA 98040
Telephone: (206) 713-5467

Dr. Shah, investor	555,556	$100,000.08
Attn: Dr. Mahendra Shah
575 High Street, Suite 201
Palo Alto, CA 94301
Telephone: (847) 612-9284

Ms. Wang, investor	55,556	$10,000.08
Attn: Ms. Wang, Zongyan
150 Rue Sherbrooke East Apt. #120
Montreal(QC) H2X 0A5
Canada
Telephone : 1-514-5441288

Mr. Yang, investor	5,555,556	$1,000,000.08
Attn: Mr. Yang, Guang
Building A, Room 301
Du Shi Hua Ting Hui Jing Ge
Xilin South Road
Hohhot Huimin District, Inner Mongolia 010010,
P. R. China
Tel: 011-86-13347136565

Mr. Yang, investor	2,000,000	$360,000.00
Attn: Mr. Yang, Weiping
7649 Mona Lane
San Diego, CA 92130
Telephone: (858) 344-7763

Mr. Yu, investor	3,000,000	$540,000.00
Attn: Mr. Yu, Long
Room1210, Zeyang Tower, No.166 Fushi Road,
Shijingshan District, Beijing 100043
P. R. China
Telephone: 011-86-13811912340

Mr. Yu, investor	111,112	$20,000.16
Attn: Mr. Yu, Lucino
5670 W. Loma Lane
Glendale, AZ 85302
Telephone: 623-399-9603

Mr. Yuan, investor	500,000	$90,000.00
Attn: Mr. Yuan, Chong Sheng
11404 Arabian Crest Road
San Diego, CA 92130
Telephone: (858) 344-6568

Mr. Zhang, investor	2,000,000	$360,000.00
Attn: Mr. Zhang, Dong
Room 901, 9th Floor, Tower D, U-Center
No/. 28 Chengfu Road
Haidian District, Beijing 100083
P. R. China
Telephone: 011-86 15910691765

Ms. Zhang, investor	500,000	$90,000.00
Attn: Ms. Zhang, Guifeng
4470 Philbrook Square
San Diego, CA 92130
Telephone: 011-86-18918385305

Mr. Zhou, investor	400,000	$72,000.00
Attn: Mr. Zhou, Jiuying
4691 Calle Mar De Armonia
San Diego, CA 92130
Telephone: (858) 205-4778